Before you invest, you may want to review the fund’s prospectus, which contains information about the fund and its risks. The fund’s prospectus and statement of additional information, both dated May 1, 2020, are incorporated by reference into this summary prospectus. You can find the fund’s prospectus and other information about the fund online at www.usfunds.com. You can also get this information at no cost by calling 1-800-US-FUNDS.

INVESTMENT OBJECTIVE

The Near-Term Tax Free Fund seeks to provide a high level of current income that is exempt from federal income taxation and to preserve capital.

FEES AND EXPENSES

The following table describes the fees and expenses that you may pay if you buy and hold Investor Class shares of the fund. These fees are paid directly from your investment.

Shareholder Fees ( fees paid directly from your investment)	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Management fee	0.50%
Distribution and/or service (12b-1) fees	None
Other expenses	0.55%
Total annual fund operating expenses	1.05%
Expense waiver*	(0.60)%
Total annual expenses after reimbursements	0.45%

*	The Adviser has contractually limited the total fund operating expenses (exclusive of acquired fund fees and expenses, extraordinary expenses, taxes, brokerage commissions and interest) to not exceed 0.45% for the Near-Term Tax Free Fund on an annualized basis through April 30, 2021. This arrangement may not be changed or terminated during this period without approval of the fund’s Board of Trustees and may be changed or terminated by the Adviser at any time after April 30, 2021.

Example

This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Investor Class of the fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% annual return and the fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your cost would be:

1 Year	3 Years	5 Years	10 Years
$46	$274	$521	$1,228

PORTFOLIO TURNOVER

The fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes where fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the fund’s performance. The fund had a portfolio turnover rate of 35% for the fiscal year ended December 31, 2019.

PRINCIPAL INVESTMENT STRATEGIES

The Adviser uses a matrix of “top-down” macro models and “bottom-up” fundamental analysis to determine weightings in geographic regions, sectors and individual securities. The Adviser believes government policies are a precursor to change, and as a result, it monitors and tracks fiscal and monetary policies. The Adviser focuses on historical interest rate cycles and demographic trends.

In selecting investments, the Adviser will consider a bond’s credit analysis, structure (maturity, coupon, redemption features), and yield. The Adviser reviews these factors to determine the relative value of the bond in comparison to its market value and the market value of similar bonds.

Under normal market conditions, the Near-Term Tax Free Fund invests at least 80% of its net assets in investment grade municipal

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund’s shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from the Fund or from your financial intermediary. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report. If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund or your financial intermediary electronically by contacting the Fund at 1-800-873-8637 or usfunds@apexfs.com, or by contacting your financial intermediary directly.

You may elect to receive all future reports in paper free of charge. You can inform the Fund or your financial intermediary that you wish to continue receiving paper copies of your shareholder reports by contacting the Fund at 1-800-873-8637 or usfunds@apexfs.com, or by contacting your financial intermediary directly. Your election to receive reports in paper will apply to the Near-Term Tax Free Fund.

securities whose interest is free from federal income tax, including the federal alternative minimum tax. This policy is a fundamental policy of the fund and may not be changed without the approval of a majority of the outstanding shares of the fund. The fund may also invest in ETFs and other registered investment companies that provide exposure to municipal securities that exhibit yield, duration, and other characteristics comparable to the municipal securities in which the fund invests directly. The fund’s investments in such ETFs and registered investment companies will count toward satisfaction of the fund’s 80% policy. The fund will maintain a weighted-average portfolio maturity of five years or less. Although the fund intends to invest the majority of its assets in tax free securities, it may invest up to 20% of its assets in securities that pay taxable interest.

The fund invests only in debt securities that, at the time of acquisition, have one of the four highest ratings by Moody’s Investors Services (Aaa, Aa, A, Baa) or by Standard & Poor’s Corporation (AAA, AA, A, BBB) (or, if not rated by Moody’s or S&P, are determined by the Adviser to be of comparable quality). The fund will not invest more than 10% of its total assets in the fourth rating category. Investments in the fourth category may have speculative characteristics and, therefore, may involve higher risks.

The Adviser uses a matrix of statistical models to monitor market volatility and money flows, and as a result, the fund may at times maintain higher than normal cash levels.

PRINCIPAL INVESTMENT RISKS

•	Recent Market Events. Recent unprecedented turbulence in the financial markets and reduced liquidity in the credit, fixed income and certain parts of the equity market could have an adverse effect on the value of the fund. A recent, global outbreak of respiratory disease caused by a novel coronavirus has resulted in closing borders, healthcare service preparation and delivery disruptions, quarantines, disruptions to supply chains and customer activity, as well as general concern and uncertainty. The impact of epidemics and pandemics generally could affect the economies of many nations, individual companies and the market in general in ways that cannot necessarily be foreseen and may be short term or may last for an extended period of time.

•	Interest Rate Risk. Because the fund invests primarily in municipal securities, there is a risk that the value of these securities will fall if interest rates rise. Ordinarily, when interest rates go up, municipal security prices fall. The opposite is also true: municipal security prices usually go up when interest rates fall. The longer a fund’s weighted-average maturity, the more sensitive it is to changes in interest rates. Interest rates have been and are currently at historical lows due to, among other things, governmental intervention, including quantitative easing. There may be less governmental intervention in the near future to maintain low interest rates. If so, it could cause an increase in interest rates, which would have a negative impact on the value of fixed-income securities and could negatively affect the fund’s net asset value.

•	Credit Risk. There is a possibility that an issuer of a municipal security cannot make timely interest and principal payments on its debt securities. With municipal securities, state or local law may limit the sources of funds for the payment of principal and interest.

•	Main Risk. The fund is designed for investors who primarily seek current income that is substantially free from federal income tax. As with all mutual funds, loss of money is a risk of investing in the fund. Although the fund’s policy is to invest in securities whose interest is free from federal income tax, the fund may invest up to 20% of its assets in securities that pay taxable interest. For the fiscal year ended December 31, 2019, 100% of the fund’s distributions were tax-exempt. From year to year, this number may vary and there is no assurance that these distributions will continue.

•	Liquidity Risk. The secondary market for municipal bonds may be less liquid than other securities markets. A less liquid market may make it difficult for the funds to sell the security at an attractive price, and the value of the security may fall, even during periods of declining interest rates.

•	Insured Municipal Bonds. The fund may invest in municipal bonds covered by an insurance policy that guarantees timely payment of principal and interest. The insurance policies do not guarantee the value of the bonds. A downgrade of the bond insurer’s credit rating or a default by the insurer may result in a downgrade of the bond rating and could have a negative effect on the value of the bond.

•	Lower Rated Municipal Bonds. A portion of the fund’s investments may be in high risk, lower rated municipal bonds as the result of a downgrade of an investment grade bond subsequent to the fund’s purchase of the bond. Investments in lower rated bonds carry greater credit rate risk, market risk and interest rate risk than an investment in a higher rated bond.

•	Call Risk. A municipal security may be prepaid (called) before its maturity. An issuer is more likely to call its securities when interest rates are falling, because the issuer can issue new securities with lower interest payments. If a security is called, a fund may have to replace it with a lower-yielding security.

•	Income Risk. The fund is subject to income risk, which is the risk that a fund’s dividends (income) will decline due to falling interest rates.

•	Municipal Bond Risk. There is generally more public information available for corporate equities or bonds than is available for municipal bonds.

•	Exchange-Traded Funds Risk. The risks of investment in these securities typically reflect the risks of types of instruments in which the ETFs invest. By investing in an ETF, the fund becomes a shareholder of that ETF and bears its proportionate share of the fees and expenses of the ETF. In addition, an ETF’s shares may trade above or below its net asset value.

•	Industry Concentration Risk. The fund concentrates its investments in general obligation bonds, single state bonds, or in securities issued by states or municipalities in connection with the financing of projects with similar characteristics, such as hospital revenue bonds, housing revenue bonds, electric power project bonds, industry revenue bonds of similar type projects. The fund may be subject to greater risks and market fluctuations than a portfolio representing a broader range of industries. The fund invests in securities that typically respond to adverse tax, legislative or political changes, changes in the financial condition of the obligors of municipal securities, general economic downturns, and the reallocation of governmental cost burdens among federal, state and local governments. Therefore, the fund may be more volatile than other types of investments.

PERFORMANCE INFORMATION

The following bar chart and table show the volatility of the fund’s Investor Class share returns, which is one indicator of the risks of investing in the fund. The bar chart shows changes in the fund’s returns from year to year during the period indicated. The table compares the fund’s average annual returns for the last 1-, 5- and 10-year periods to those of a broad-based securities market index. How the fund performed in the past, before and after taxes, is not an indication of how it will perform in the future. You may obtain performance data current to the most recent month end at www. usfunds.com or by calling 1-800-873-8637.

Annual Total Returns (as of December 31 each year)

Near-Term Tax Free Fund

Best quarter shown in the bar chart above: 1.99% in the second quarter of 2011.

Worst quarter shown in the bar chart above: (1.42)% in the fourth quarter of 2016.

Average Annual Total Returns

(for the periods ended December 31, 2019)

	1 Year	5 Years	10 Years
Near-Term Tax Free Fund Return Before Taxes	2.18%	1.02%	1.83%
Return After Taxes on Distributions	2.18%	1.02%	1.83%
Return After Taxes on Distributions and Sale of Fund Shares	1.81%	1.08%	1.82%
Bloomberg Barclays 3 Year Municipal Bond Index (reflects no deduction for fees, expenses or taxes)	3.67%	1.64%	1.79%

After-tax returns are calculated using the highest historic marginal individual federal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold their fund shares through tax-advantaged arrangements, such as 401(k) plans or individual retirement accounts.

Return After Taxes on Distributions and Sale of Fund Shares for a period may be greater than or equal to Return After Taxes on Distributions for the same period because of losses realized on the sale of fund shares.

FUND MANAGEMENT

Investment Adviser: U.S. Global Investors, Inc.

Portfolio Managers: Mr. Frank E. Holmes, Mr. Ralph Aldis, Ms. Joanna Sawicka, and Mr. Juan Leon are jointly and primarily responsible for managing the fund. Mr. Holmes has served as Chief Executive Officer of the fund since 1990 and Chief Investment Officer of the fund since 1999. Mr. Aldis has served as a portfolio manager of the fund since 2015. Ms. Sawicka and Mr. Leon have served as portfolio managers of the fund since 2020.

PURCHASE AND SALE OF FUND SHARES

You may purchase or sell (redeem) shares of the fund on any day that the New York Stock Exchange (the “NYSE”) is open for business. You may purchase or redeem shares directly from the fund by calling 1-800-873-8637 (toll free) or writing to the fund at U.S. Global Investors Funds – Near-Term Tax Free Fund, P.O. Box 588, Portland, ME 04112. You also may purchase or redeem shares of the fund through your financial intermediary. The fund accepts investments in the following minimum amounts:

Minimum Investment

Initial Purchase

•	$5,000

Additional Purchases

•	$100 minimum per transaction

Automatic Investing—ABC Investment Plan®

•	$1,000 initial investment, which must be made by check or wire.

The fund may assess a quarterly small balance fee of $6 to each shareholder fund account with a balance of less than $5,000 at the time of assessment. Accounts exempt from this fee include: (1) any fund account regularly purchasing additional shares each month through an automatic investment plan (ABC Investment Plan®); and (2) any fund account whose registered owner has an aggregate balance of $25,000 or more invested in the Trust. The fund reserves the right to waive, modify or eliminate the small account fees at any time.

TAX INFORMATION

The fund intends to make distributions that are exempt from federal income tax, including the alternative minimum tax. Although the fund intends to invest the majority of its assets in tax free securities, it may invest up to 20% of its assets in securities that pay taxable interest. Distributions of the fund’s taxable income, including taxable interest and capital gains realized on the sale of its investments, will be taxable to shareholders as ordinary income, capital gains, or some combination of both, unless you hold fund shares in a tax-advantaged account, in which case your distributions may be taxed as ordinary income upon withdrawal.

U.S. Global Investors Funds
c/o Apex Fund Services
P.O. Box 588

Portland, ME 04112

Near-Term Tax Free Fund (NEARX)	252-NEARX-0520S

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

If you purchase shares of the fund through a broker-dealer or other financial intermediary (such as a bank), the fund and/or its related companies may pay the intermediary revenue sharing payments or a fee for certain servicing and administrative functions. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.